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                        VANGUARD(R) WELLESLEY(R) INCOME FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 13, 2001

Effective December 31, 2001, Standard & Poor's Corporation has eliminated the S&P Telephone Index, a component of the Wellesley Composite Index, the Fund's unmanaged index benchmark. The Fund's board of trustees approved replacing the S&P Telephone Index with the S&P Integrated Telecommunication Services Index, which includes the seven companies that made up the Telephone Index along with four additional issuers. The S&P Integrated Telecommunication Services Index will carry the same weight in the composite index as did the S&P Telephone Index.
     The Wellesley Composite Index is weighted 65% in bonds and 35% in stocks. Bonds are represented by the Lehman Brothers Credit A or Better Bond Index. Stocks had been represented by the S&P 500/Barra Value Index (26% of the composite), the S&P Utilities Index (4.5% of the composite), and the S&P Telephone Index (4.5% of the composite).
     This change will not affect the Fund's investment objective, strategy, or policies.

















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